UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15 (d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) February 21, 2011
Gardner Denver, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-13215	76-0419383

(State or other	(Commission	(IRS Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

1500 Liberty Ridge Drive, Suite 300
Wayne, PA	19087

(Address of principal executive offices)	(Zip Code)
(610) 249-2000

(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.
     On February 22, 2011, the Company issued a press release (the “Press Release”) announcing that its Board of Directors declared a quarterly cash dividend of $0.05 per share, payable on March 24, 2011, to stockholders of record as of March 8, 2011. A copy of the Press Release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
     The information furnished in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, unless the Company specifically states that the information is to be considered “filed” under the Exchange Act or incorporates it by reference into a filing under the Exchange Act or the Securities Act of 1933, as amended.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits
99.1	Gardner Denver Press Release dated February 22, 2011

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GARDNER DENVER, INC.
Date: February 23, 2011	By:	/s/ Brent A. Walters
Brent A. Walters
Vice President, General Counsel, Chief Compliance Officer & Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Gardner Denver Press Release dated February 22, 2011